UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2021
Date of Report (date of earliest event reported)
SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange
Series A Preferred Stock Purchase Rights	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 20, 2021 via live webcast at www.virtualshareholdermeeting.com/SAVE2021. Of the 97,805,737 shares of voting common stock outstanding as of March 22, 2021, the record date, 70,836,164 shares, or approximately 72.43%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting, each of which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 31,2021.

Proposal 1 - Election of Directors
The following three (3) Class I directors were elected to serve for three-year terms until the 2024 annual meeting of stockholders or until their respective successors are elected and qualified.

Name	Votes For	Against	Votes Withheld	Broker Non-Votes
Robert D. Johnson	44,621,308	—	3,273,867	22,940,989
Barclay G. Jones III	44,513,998	—	3,381,177	22,940,989
Dawn M. Zier	39,728,278	—	8,166,897	22,940,989

Proposal 2 - Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
70,188,440	519,181	128,543	—

Proposal 3 - Approval on a non-binding, advisory basis, of the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
46,946,363	784,235	164,577	22,940,989

Proposal 4 - First Amendment to the Spirit Airlines, Inc. 2015 Incentive Award Plan.

For	Against	Abstain	Broker Non-Votes
46,337,104	1,438,210	119,861	22,940,989

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2021	SPIRIT AIRLINES, INC.
By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President-- General Counsel & Secretary